SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 6, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET P.O. BOX 770000 SAN FRANCISCO, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 BEALE STREET P.O. BOX 770000 SAN FRANCISCO, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	NYSE
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility,” and together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”).  On November 4, 2019, the Debtors filed a Joint Chapter 11 Plan of Reorganization dated November 4, 2019 (as may be further amended, modified or supplemented from time to time, the “Proposed Plan”).

Also as previously disclosed, the Corporation entered into Chapter 11 Plan Backstop Commitment Letters with certain investors (the “Prior Backstop Commitment Letters”), under which such investors severally committed to fund up to $14.0 billion of proceeds to finance the Proposed Plan through the purchase of common stock of the Corporation.  Also as previously disclosed, on November 16, 2019, the Corporation entered into new Chapter 11 Plan Backstop Commitment Letters (the “November Backstop Commitment Letters”) with each of the entities set forth in Schedule 1 to Exhibit 10.1 of the Debtors’ Current Report on Form 8-K filed on November 18, 2019 (collectively, the “November Backstop Parties”).

On December 6, 2019, the Corporation separately entered into new Chapter 11 Plan Backstop Commitment Letters (the “Additional Backstop Commitment Letters” and, together with the November Backstop Commitment Letters, the “New Backstop Commitment Letters”) with each of the additional entities (the “Additional Backstop Parties”) set forth in Schedule 1 to Exhibit 10.1 of this Current Report on Form 8-K. The Additional Backstop Parties and the November Backstop Parties (collectively, the “New Backstop Parties”) have severally committed to the Debtors to fund up to an aggregate of $12.0 billion of proceeds to finance the transactions contemplated by the Proposed Plan through the purchase of common stock of the Corporation, subject to the terms and conditions set forth in each New Backstop Commitment Letter.  The New Backstop Commitment Letters supersede and replace any prior backstop commitments of the New Backstop Parties or any of their affiliates.

The Additional New Backstop Commitment Letters are substantially consistent with the terms of the November Backstop Commitment Letters, which are described in the Debtors’ Current Report on Form 8-K filed on November 18, 2019, except that they provide an additional termination right to the New Backstop Parties. The New Backstop Parties may terminate the New Backstop Commitment Letters if the Debtors enter into any third-party transaction to monetize any net operating losses or tax deductions resulting from the payment of prepetition wildfire-related claims  (in excess of the $1.35 billion of tax benefits to be utilized in the Proposed Plan) and the net cash proceeds thereof are less than $3.0 billion.

The foregoing description of the New Backstop Commitment Letters does not purport to be complete and is qualified in its entirety by reference to the New Backstop Commitment Letters. The form of the New Backstop Commitment Letter is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1 (1)	Form of Chapter 11 Plan Backstop Commitment Letter

(1) This Form of the New Backstop Commitment Letter is substantially similar in all material respects to each New Backstop Commitment Letter with a New Backstop Party that is otherwise required to be filed as an exhibit, except as to the New Backstop Party and the amount of such New Backstop Party’s Backstop Commitment Amount (as defined in the New Backstop Commitment Letter). In accordance with instruction no. 2 to Item 601 of Regulation S-K, the registrant has filed the form of such New Backstop Commitment Letter, with a schedule identifying the New Backstop Commitment Letters omitted and setting forth the material details in which each New Backstop Commitment Letter differs from the form that was filed. The registrant acknowledges that the Securities and Exchange Commission may at any time in its discretion require filing of copies of any agreement so omitted.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility, including but not limited to their bankruptcy emergence plan and related financings. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties, including that the conditions to emergence in the plan or to funding under equity financing commitments will not be satisfied. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation and the Utility’s Annual Report on Form 10-K for the year ended December 31, 2018, their Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, and their subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with PG&E Corporation’s and the Utility’s Chapter 11 Cases. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

No Securities Offering

This is not an offering of securities and securities may not be offered or sold absent registration or an applicable exemption from the registration statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Dated: December 10, 2019	By:	/s/ JASON P. WELLS
		Name:	Jason P. Wells
		Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Dated: December 10, 2019	By:	/s/ DAVID S. THOMASON
		Name:	David S. Thomason
		Title:	Vice President, Chief Financial Officer and Controller